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                                                                       EXHIBIT M


                 SUMMARY OF RATINGS ON SECURITIES OF AEP AND CSW

                                       AEP

                                              1/98                                  1/2000
-------------------------------------------------------------------------------------------------------------
                                    S&P               Moody's               S&P                 Moody's

-------------------------------------------------------------------------------------------------------------
APCO FMBs                            A                  A3                  A                    A3
-------------------------------------------------------------------------------------------------------------
CSP FMBs                             A-                 A3                  A-                   A3
-------------------------------------------------------------------------------------------------------------
I&M FMBs                             A-                Baa1                 A-                  Baa1
-------------------------------------------------------------------------------------------------------------
KPCO FMBs                            A                 Baa1                 A                   Baa1
-------------------------------------------------------------------------------------------------------------
OPCo FMBs                            A-                 A3                  A-                   A3
-------------------------------------------------------------------------------------------------------------
AEP CP                                                 P-2                                       P-2
-------------------------------------------------------------------------------------------------------------
APCO CP                                                P-2                                       P-2
-------------------------------------------------------------------------------------------------------------
CSP CP                                                 P-2                                       P-2
-------------------------------------------------------------------------------------------------------------
I&M CP                                                 P-2                                       P-2
-------------------------------------------------------------------------------------------------------------
KPCO CP                                                P-2                                       P-2
-------------------------------------------------------------------------------------------------------------
OPCO CP                                                P-2                                       P-2
-------------------------------------------------------------------------------------------------------------
YPG CP                              A-2                                    A-2
-------------------------------------------------------------------------------------------------------------


                                       CSW

                                              1/98                                   1/2000
-------------------------------------------------------------------------------------------------------------
                                    S&P              Moody's               S&P                 Moody's

-------------------------------------------------------------------------------------------------------------
CPL FMBs                             A                  A3                  A                    A3
-------------------------------------------------------------------------------------------------------------
PSO FMBs                            AA-                Aa3                 AA-                   A1
-------------------------------------------------------------------------------------------------------------
SWEPCO FMBs                         AA-                Aa3                 AA-                   Aa3
-------------------------------------------------------------------------------------------------------------
WTU FMBs                             A                  A2                  A                    A2
-------------------------------------------------------------------------------------------------------------
CSW CP                              A2                  P2                  A2                   P2
-------------------------------------------------------------------------------------------------------------
CSW Credit CP                      A-1+                 P1                 A-1+                  P1
-------------------------------------------------------------------------------------------------------------
SEEBOARD CP                         A2                  P2                  A2                   P2
-------------------------------------------------------------------------------------------------------------